UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2014

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Michigan Avenue, Suite 900

Chicago, Illinois 60603

(Address of Principal Executive Offices, including Zip Code)

(312) 489-5800

(Registrant’s telephone number, including Area Code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 10, 2014, Coeur Mining, Inc. (“Coeur”) issued a press release announcing the commencement of Coeur’s offer to exchange up to $150,000,000 aggregate principal amount of its new 7.875% Senior Notes due 2021 registered under the Securities Act of 1933 for a like principal amount of its outstanding 7.875% Senior Notes due 2021 issued on March 12, 2014. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release of Coeur Mining, Inc. dated April 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2014	COEUR MINING, INC.

	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Coeur Mining, Inc. dated April 10, 2014.